UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
TRUPANION, INC.

(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

TRUPANION, INC.

2022 Annual Meeting

Vote by June 07, 2022

11:59 PM ET

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P O BOX 1342
BRENTWOOD, NY 11717

You invested in TRUPANION, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022.**